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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 11, 2000


                              @ ENTERTAINMENT, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                       000-22877                 06-1487156
----------------------------       -------------------       -------------------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
    of Incorporation)                 File Number)           Identification No.)

                               4643 Ulster Street
                                   Suite 1300
                             Denver, Colorado 80237
          ------------------------------------------------------------
          (Address, Including Zip Code, of Principal Executive Office)

                                 (303) 770-4001
          ------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
   (Former Name, Former Address and Fiscal Year, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         On December 11, 2000, @ Entertainment, Inc. ("@ Entertainment") completed the change of its legal name to UPC Polska, Inc. By written consent, dated November 2, 2000, @ Entertainment's sole stockholder approved the name change.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       @ ENTERTAINMENT, INC.

Date: December 11, 2000                By: /s/ Dorothy Hansberry
                                          --------------------------
                                          Dorothy Hansberry
                                          Vice President and General Counsel




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